                                                                    Exhibit 10.7

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement is entered into as of November 8, 2000 by and among SILICON VALLEY BANK, as agent (in such capacity "Agent") for itself and the Lenders (as defined in the Loan and Security Agreement), on the one hand, and ONYX SOFTWARE CORPORATION ("Grantor"), on the other hand.

                                   RECITALS
                                   --------

     A. Agent and Lenders have agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Agent, Lenders, and Grantor dated as of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Agent and Lenders are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Agent for the ratable benefit of Lenders, a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Agent for the ratable benefit of Lenders, a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   AGREEMENT
                                   ---------

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Agent for the ratable benefit of Silicon Valley Bank and Comerica Bank-California (collectively, "Lenders"), a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Agent for the ratable benefit of Lenders, under the Loan Agreement. The rights and remedies of Agent and Lenders with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Agent and Lenders as a matter of law or equity. Each right, power and remedy of Agent and Lenders provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Agent and Lenders of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Agent and Lenders, of any or all other rights, powers or remedies.

     IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                          GRANTOR:

Address of Grantor:                       ONYX SOFTWARE CORPORATION

3180 139th Ave. SE, Suite 500             By:      /s/ Amy Kelleran
                                              ----------------------------------
Bellevue, WA 98005

                                          Title:   Acting CFO/Asst. Secretary
                                                 -------------------------------

                                          AGENT:

Address of Agent:                         SILICON VALLEY BANK,
                                          as Agent and a Lender

4110 Carillon Point
Kirkland, WA 98033                        By:      /s/ Geir B. Hansen
                                              ----------------------------------

Attn:
      _____________________________
                                          Title:   Vice President
                                                 -------------------------------

                                          LENDER:

Address of Lender:                        COMERICA BANK-CALIFORNIA
                                          as a Lender

333 West Santa Clara Blvd.
San Jose, CA 95113                        By:      Signature Illegible
                                              ----------------------------------

Attn:
      _____________________________
                                          Title:   Vice President
                                                 -------------------------------

                                    EXHIBIT A
                                    ---------

                                   Copyrights
                                   ----------

                                             Registration/         Registration/
                                             Application           Application
Description                                  Number                Date
-----------                                  -------------         -------------

N/A

                                    EXHIBIT B
                                    ---------

                                     Patents
                                     -------

                                            Registration/        Registration/
                                            Application          Application
Description                                 Number               Date
-----------                                 -------------        -------------

N/A

                                    EXHIBIT C
                                    ---------

                                   Trademarks
                                   ----------

                                              Registration/      Registration/
                                              Application        Application
Description                                   Number             Date
-----------                                   -------------      -------------

N/A

                                    EXHIBIT D
                                    ---------

                                   Mask Works
                                   ----------

                                               Registration/     Registration/
                                               Application       Application
Description                                    Number            Date
-----------                                    -------------     -------------

N/A